UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

THE AES CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12291 Commission File Number	54-1163725 (I.R.S. Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia (Address of principal executive offices)		22203 (Zip code)

(703) 522-1315
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On November 14, 2007, The AES Corporation issued a press release announcing the final settlement for its previously announced offer to purchase up to $1.24 billion of certain of its outstanding senior notes.

The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 8.01 of this report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2007

THE AES CORPORATION

By:	/s/ WILLARD C. HOAGLAND, III
	Name:	Willard C. Hoagland, III
	Title:	Vice President and Treasurer